Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies [Abstract]
Commitments and Contingencies

38. COMMITMENTS AND CONTINGENCIES

A) Commitments

Future payments for the Company’s commitments are below. A commitment is an enforceable and legally binding agreement to make a payment in the future for the purchase of goods and services. These items exclude amounts recorded in the Consolidated Balance Sheets.

As at December 31, 2020	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	1,014	954	1,341	1,444	1,107	15,537	21,397
Real Estate (2)	34	36	38	41	44	604	797
Capital Commitments	1	2	-	-	-	-	3
Other Long-Term Commitments	104	45	32	32	24	85	322
Total Payments (3)	1,153	1,037	1,411	1,517	1,175	16,226	22,519

As at December 31, 2019	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	1,005	959	1,026	1,456	1,381	15,672	21,499
Real Estate (2)	35	36	38	39	42	662	852
Other Long-Term Commitments	104	44	36	34	28	108	354
Total Payments (3)	1,144	1,039	1,100	1,529	1,451	16,442	22,705
(1)

Includes transportation commitments of $14 billion (2019 – $13 billion) that are subject to regulatory approval or have been approved, but are not yet in service. Terms are up to 20 years subsequent to the date of commencement.

(2)	Relates to the non-lease components of lease liabilities consisting of operating costs and unreserved parking for office space. Excludes committed payments for which a provision has been provided.
(3)	Contracts undertaken on behalf of WRB are reflected at Cenovus’s 50 percent interest.

Transportation and storage commitments include future commitments relating to storage tank leases of $31 million, that have not yet commenced.

As at December 31, 2020, there were outstanding letters of credit aggregating to $441 million issued as security for performance under certain contracts (2019 – $364 million).

In addition to the above, Cenovus’s commitments related to its risk management program are disclosed in Note 36 and commitments related to the Arrangement are disclosed in Note 39.

B) Contingencies

Legal Proceedings

Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.

Decommissioning Liabilities

Cenovus is responsible for the retirement of long-lived assets at the end of their useful lives. Cenovus has recorded a liability of $1,248 million, based on current legislation and estimated costs, related to its upstream properties, refining facilities and the crude-by-rail terminal. Actual costs may differ from those estimated due to changes in legislation and changes in costs.

Income Tax Matters

The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.

Contingent Payment

In connection with the Acquisition in 2017, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. As at December 31, 2020, the estimated fair value of the contingent payment was $63 million (2019 – $143 million) (see Note 26).